UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
_______________________________________________________
FORM 8-K/A
(Amendment No. 1)
_______________________________________________________
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): August 7, 2024
_______________________________________________________
SPYRE THERAPEUTICS, INC.
(Exact name of Registrant as Specified in Its Charter)
_______________________________________________________

Delaware	001-37722	46-4312787
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

221 Crescent Street Building 23 Suite 105
Waltham, MA		02453
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s Telephone Number, Including Area Code: 617 651-5940

Not Applicable
(Former Name or Former Address, if Changed Since Last Report)
_______________________________________________________
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.0001 Par Value Per Share	SYRE	The Nasdaq Stock Market LLC (Nasdaq Global Select Market)
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

EXPLANATORY NOTE
On August 7, 2024, Spyre Therapeutics, Inc. (the “Company”) filed a Current Report on Form 8-K (the “Original 8-K”) with respect to the Company's results of operations or financial condition for the quarter ended June 30, 2024. This Form 8-K/A is being filed solely for the purpose of correcting a clerical error with respect to the date of report on the Cover Page of the Original 8-K. The Original 8-K is hereby amended to correctly disclose the date of report on the Cover Page as August 7, 2024. This amendment contains only the Cover Page to this Form 8‑K/A, this Explanatory Note and the Signature Page. Except for this correction, this amendment does not modify or update any disclosure contained in the Original Filing or its exhibits and should be read in conjunction with the Original Filing and its exhibits.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SPYRE THERAPEUTICS, INC.

Date:	August 7, 2024	By:	/s/ Scott Burrows
Scott Burrows Chief Financial Officer